Exhibit 99.2

Year ended December 31, 2021

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Quarter ended, December 31, 2021

Production Volumes

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
Natural gas (Mcf/day)
Utica	805,141	857,220
SCOOP	172,203	130,888
Other	67	9
Total	977,411	988,117
Oil and condensate (Bbl/day)
Utica	890	1,805
SCOOP	3,496	2,666
Other	52	(19)
Total	4,438	4,452
NGL (Bbl/day)
Utica	2,288	3,123
SCOOP	8,518	7,045
Other	2	3
Total	10,808	10,171
Combined (Mcfe/day)
Utica	824,211	886,788
SCOOP	244,286	189,155
Other	391	(82)
Total	1,068,888	1,075,861

Production Volumes by Asset Area : Year ended, December 31, 2021

Production Volumes

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020
Natural gas (Mcf/day)
Utica	732,044	780,791	750,341	795,446
SCOOP	183,000	126,294	161,716	147,138
Other	50	63	55	35
Total	915,094	907,148	912,112	942,619
Oil and condensate (Bbl/day)
Utica	963	1,336	1,103	1,074
SCOOP	4,091	2,508	3,497	3,803
Other	67	35	55	50
Total	5,121	3,879	4,655	4,927
NGL (Bbl/day)
Utica	2,467	2,638	2,531	2,943
SCOOP	9,190	6,200	8,068	7,885
Other	1	3	2	2
Total	11,658	8,841	10,601	10,830
Combined (Mcfe/day)
Utica	752,623	804,633	772,145	819,549
SCOOP	262,686	178,545	231,104	217,266
Other	455	288	392	345
Total	1,015,764	983,466	1,003,641	1,037,160

Production and Pricing : Quarter ended, December 31, 2021

The following table summarizes production and related pricing for the quarter ended December 31, 2021, as compared to such data for the quarter ended December 31, 2020:

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
Natural gas sales
Natural gas production volumes (MMcf)	89,922	90,907
Natural gas production volumes (MMcf/d)	977	988
Total sales	$492,862	$214,676
Average price without the impact of derivatives ($/Mcf)	$5.48	$2.36
Impact from settled derivatives ($/Mcf)	$(2.35)	$(0.70)
Average price, including settled derivatives ($/Mcf)	$3.13	$1.66

Oil and condensate sales
Oil and condensate production volumes (MBbl)	408	410
Oil and condensate production volumes (MBbl/d)	4	4
Total sales	$30,481	$15,349
Average price without the impact of derivatives ($/Bbl)	$74.71	$37.44
Impact from settled derivatives ($/Bbl)	$(13.18)	$(4.84)
Average price, including settled derivatives ($/Bbl)	$61.53	$32.60

NGL sales
NGL production volumes (MBbl)	994	936
NGL production volumes (MBbl/d)	11	10
Total sales	$43,911	$20,825
Average price without the impact of derivatives ($/Bbl)	$44.18	$22.25
Impact from settled derivatives ($/Bbl)	$(7.02)	$(0.54)
Average price, including settled derivatives ($/Bbl)	$37.16	$21.71

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	98,338	98,979
Natural gas equivalents (MMcfe/d)	1,069	1,076
Total sales	$567,254	$250,850
Average price without the impact of derivatives ($/Mcfe)	$5.77	$2.53
Impact from settled derivatives ($/Mcfe)	$(2.27)	$(0.67)
Average price, including settled derivatives ($/Mcfe)	$3.50	$1.86

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.14	$0.13
Average taxes other than income ($/Mcfe)	$0.14	$0.10
Average transportation, gathering, processing and compression ($/Mcfe)	$0.88	$1.23
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.16	$1.46

Production and Pricing : Year ended, December 31, 2021

The following table summarizes production and related pricing for the year ended December 31, 2021, as compared to such data for the year ended December 31, 2020:

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020
Natural gas sales
Natural gas production volumes (MMcf)	208,641	124,279	332,921	344,999
Natural gas production volumes (MMcf/d)	915	907	912	943
Total sales	$906,096	$344,390	$1,250,486	$671,535
Average price without the impact of derivatives ($/Mcf)	$4.34	$2.77	$3.76	$1.95
Impact from settled derivatives ($/Mcf)	$(1.44)	$(0.03)	$(0.91)	$0.33
Average price, including settled derivatives ($/Mcf)	$2.90	$2.74	$2.85	$2.28

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,167	531	1,699	1,803
Oil and condensate production volumes (MBbl/d)	5	4	5	5
Total sales	$81,347	$29,106	$110,453	$62,902
Average price without the impact of derivatives ($/Bbl)	$69.71	$54.81	$65.01	$34.88
Impact from settled derivatives ($/Bbl)	$(8.33)	$—	$(5.72)	$25.76
Average price, including settled derivatives ($/Bbl)	$61.38	$54.81	$59.29	$60.64

NGL sales
NGL production volumes (MBbl)	2,658	1,211	3,869	3,964
NGL production volumes (MBbl/d)	12	9	11	11
Total sales	$105,141	$36,780	$141,921	$66,814
Average price without the impact of derivatives ($/Bbl)	$39.56	$30.37	$36.68	$16.86
Impact from settled derivatives ($/Bbl)	$(4.88)	$—	$(3.35)	$(0.04)
Average price, including settled derivatives ($/Bbl)	$34.68	$30.37	$33.33	$16.82

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	231,594	134,735	366,329	379,600
Natural gas equivalents (MMcfe/d)	1,016	983	1,004	1,037
Total sales	$1,092,584	$410,276	$1,502,860	$801,251
Average price without the impact of derivatives ($/Mcfe)	$4.72	$3.05	$4.10	$2.11
Impact from settled derivatives ($/Mcfe)	$(1.39)	$(0.02)	$(0.89)	$0.42
Average price, including settled derivatives ($/Mcfe)	$3.33	$3.03	$3.21	$2.53

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.14	$0.14	$0.14	$0.14
Average taxes other than income ($/Mcfe)	$0.13	$0.09	$0.12	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.92	$1.20	$1.02	$1.20
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.19	$1.43	$1.28	$1.42

Consolidated Statements of Income: Quarter ended, December 31, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
REVENUES:
Natural gas sales	492,862	214,676
Oil and condensate sales	30,481	15,349
Natural gas liquid sales	43,911	20,825
Net gain (loss) on natural gas, oil and NGL derivatives	205,315	(6,123)
Total Revenues	772,569	244,727
OPERATING EXPENSES:
Lease operating expenses	14,192	13,070
Taxes other than income	13,343	9,470
Transportation, gathering, processing and compression	86,202	121,529
Depreciation, depletion and amortization	65,978	45,375
General and administrative expenses	11,256	13,610
Restructuring and liability management expenses	—	21,246
Accretion expense	500	796
Total Operating Expenses	191,471	225,096
INCOME FROM OPERATIONS	581,098	19,631
OTHER EXPENSE:
Interest expense	15,608	20,402
Loss on debt extinguishment	3,040	—
Loss from equity method investments, net	—	68
Reorganization items, net	—	152,359
Other, net	5,070	12,367
Total Other Expense	23,718	185,196
INCOME (LOSS) BEFORE INCOME TAXES	557,380	(165,565)
Income tax benefit	(689)	—
NET INCOME (LOSS)	558,069	(165,565)
Dividends on New Preferred Stock	(1,447)	—
Participating securities - New Preferred Stock	(93,064)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	463,558	(165,565)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	20,598,932	160,762,186
Diluted	20,715,345	160,762,186
Weighted average common shares outstanding—Basic	22.50	(1.03)
Weighted average common shares outstanding—Diluted	22.40	(1.03)

Consolidated Statements of Income: Year ended, December 31, 2021

(In thousands, except per share data)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2020
REVENUES:
Natural gas sales	906,096	344,390	671,535
Oil and condensate sales	81,347	29,106	62,902
Natural gas liquid sales	105,141	36,780	66,814
Net (loss) gain on natural gas, oil and NGL derivatives	(556,819)	(137,239)	65,291
Total Revenues	535,765	273,037	866,542
OPERATING EXPENSES:
Lease operating expenses	32,172	19,524	54,235
Taxes other than income	30,243	12,349	28,509
Transportation, gathering, processing and compression	212,013	161,086	456,318
Depreciation, depletion and amortization	160,913	62,764	239,744
Impairment of oil and natural gas properties	117,813	—	1,357,099
Impairment of other property and equipment	—	14,568	—
General and administrative expenses	34,465	19,175	59,329
Restructuring and liability management expenses	2,858	—	30,847
Accretion expense	1,214	1,229	3,066
Total Operating Expenses	591,691	290,695	2,229,147
LOSS FROM OPERATIONS	(55,926)	(17,658)	(1,362,605)
OTHER EXPENSE (INCOME):
Interest expense	40,853	4,159	120,079
Loss (Gain) on debt extinguishment	3,040	—	(49,579)
Loss from equity method investments, net	—	342	11,055
Reorganization items, net	—	(266,898)	152,359
Other, net	13,049	1,713	21,324
Total Other Expense (Income)	56,942	(260,684)	255,238
(LOSS) INCOME BEFORE INCOME TAXES	(112,868)	243,026	(1,617,843)
Income tax (benefit) expense	(39)	(7,968)	7,290
NET (LOSS) INCOME	(112,829)	250,994	(1,625,133)
Dividends on New Preferred Stock	(4,573)	—	—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	(117,402)	250,994	(1,625,133)

NET (LOSS) INCOME PER COMMON SHARE:
Basic	(5.71)	1.56	(10.14)
Diluted	(5.71)	1.56	(10.14)
Weighted average common shares outstanding—Basic	20,544,538	160,833,769	160,231,335
Weighted average common shares outstanding—Diluted	20,544,538	160,833,769	160,231,335

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	December 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,260	$89,861
Accounts receivable—oil and natural gas sales	232,854	119,879
Accounts receivable—joint interest and other	20,383	12,200
Prepaid expenses and other current assets	12,359	160,664
Short-term derivative instruments	4,695	27,146
Total current assets	273,551	409,750
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	1,917,833	9,359,866
Unproved properties	211,007	1,457,043
Other property and equipment	5,329	88,538
Total property and equipment	2,134,169	10,905,447
Less: accumulated depletion, depreciation and amortization	(278,341)	(8,819,178)
Total property and equipment, net	1,855,828	2,086,269
Other assets:
Equity investments	—	24,816
Long-term derivative instruments	18,664	322
Operating lease assets	322	342
Other assets	19,867	18,372
Total other assets	38,853	43,852
Total assets	$2,168,232	$2,539,871

Consolidated Balance Sheets

(In thousands, except share data)

	Successor	Predecessor
	December 31, 2021	December 31, 2020
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$394,011	$244,903
Short-term derivative instruments	240,735	11,641
Current portion of operating lease liabilities	182	—
Current maturities of long-term debt	—	253,743
Total current liabilities	634,928	510,287
Non-current liabilities:
Long-term derivative instruments	184,580	36,604
Asset retirement obligation	28,264	—
Non-current operating lease liabilities	140	—
Long-term debt, net of current maturities	712,946	—
Total non-current liabilities	925,930	36,604
Liabilities subject to compromise	—	2,293,480
Total liabilities	$1,560,858	$2,840,371
Commitments and contingencies (Notes 18 and 19)
Mezzanine Equity:
New Preferred Stock - $0.0001 par value, 110 thousand shares authorized, 57.9 thousand issued and outstanding at December 31, 2021	57,896	—
Stockholders’ Equity (Deficit):
Predecessor common stock - $0.01 par value, 200.0 million shares authorized, 160.8 million issued and outstanding at December 31, 2020	—	1,607
Predecessor accumulated other comprehensive loss	—	(43,000)
New Common Stock - $0.0001 par value, 42.0 million shares authorized, 20.6 million issued and outstanding at December 31, 2021	2	—
Additional paid-in capital	692,521	4,213,752
New Common Stock held in reserve, 938 thousand shares	(30,216)	—
Accumulated deficit	(112,829)	(4,472,859)
Total stockholders’ equity (deficit)	$549,478	$(300,500)
Total liabilities, mezzanine equity and stockholders’ equity (deficit)	$2,168,232	$2,539,871

Consolidated Statement of Cash Flows: Quarter ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020
Cash flows from operating activities:
Net (loss) income	$558,069	$(165,564)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	65,978	45,375
Loss from equity investments	—	68
Loss (Gain) on debt extinguishment	3,040	—
Net loss (gain) on derivative instruments	(205,315)	6,123
Net cash (payments) receipts on settled derivative instruments	(223,283)	(65,970)
Non-cash reorganization items, net	—	21,956
Other, net	1,643	19,231
Changes in operating assets and liabilities, net	(71,784)	34,084
Net cash provided by (used in) operating activities	128,348	(104,697)
Cash flows from investing activities:
Additions to oil and natural gas properties	(87,807)	(29,308)
Proceeds from sale of oil and natural gas properties	3,739	4,039
Other, net	107	1,378
Net cash used in investing activities	(83,961)	(23,891)
Cash flows from financing activities:
Principal payments on Pre-Petition Revolving Credit Facility	—	(11,290)
Borrowings on Pre-Petition Revolving Credit Facility	—	181,844
Borrowings on Exit Credit Facility	99,422	—
Principal payments on Exit Credit Facility	(300,028)	—
Principal payments on DIP credit facility	—	(90,000)
Borrowings on DIP Credit facility	—	90,000
Principal payments on New Credit Facility	(477,000)	—
Borrowings on New Credit Facility	641,000	—
Debt issuance costs and loan commitment fees	(7,558)	(105)
DIP Credit Facility Financing Fees	—	(2,988)
Other, net	(1,448)	(55)
Net cash (used in) provided by in financing activities	(45,612)	167,406
Net (decrease) increase in cash, cash equivalents and restricted cash	(1,225)	38,818
Cash, cash equivalents and restricted cash at beginning of period	4,485	51,043
Cash, cash equivalents and restricted cash at end of period	3,260	89,861

Consolidated Statement of Cash Flows: Year ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2020
Cash flows from operating activities:
Net (loss) income	$(112,829)	$250,994	$(1,625,133)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	160,913	62,764	239,744
Impairment of oil and natural gas properties	117,813	—	1,357,099
Impairment of other property and equipment	—	14,568	—
Loss from equity investments	—	342	11,055
Loss (Gain) on debt extinguishment	3,040	—	(49,579)
Net loss (gain) on derivative instruments	556,819	137,239	(65,291)
Net cash (payments) receipts on settled derivative instruments	(322,857)	(3,361)	159,394
Non-cash reorganization items, net	—	(446,012)	21,956
Deferred income tax expense	—	—	7,290
Other, net	3,130	1,727	31,984
Changes in operating assets and liabilities, net	(113,044)	153,894	6,785
Net cash provided by operating activities	292,985	172,155	95,304
Cash flows from investing activities:
Additions to oil and natural gas properties	(207,113)	(102,330)	(367,287)
Proceeds from sale of oil and natural gas properties	4,339	15	50,971
Other, net	2,669	4,484	1,729
Net cash used in investing activities	(200,105)	(97,831)	(314,587)
Cash flows from financing activities:
Principal payments on Pre-Petition Revolving Credit Facility	—	(318,961)	(383,290)
Borrowings on Pre-Petition Revolving Credit Facility	—	26,050	713,701
Borrowings on Exit Credit Facility	406,277	302,751	—
Principal payments on Exit Credit Facility	(709,028)	—	—
Principal payments on DIP credit facility	—	(157,500)	(90,000)
Borrowings on DIP Credit facility	—	—	90,000
Principal payments on New Credit Facility	(477,000)	—	—
Borrowings on New Credit Facility	641,000	—	—
Debt issuance costs and loan commitment fees	(8,783)	(7,100)	—
Repurchase of senior notes	—	—	(22,827)
Proceeds from issuance of New Preferred Stock	—	50,000	(2,988)
Other, net	(1,503)	(8)	(1,512)
Net cash (used in) provided by in financing activities	(149,037)	(104,768)	303,084
Net (decrease) increase in cash, cash equivalents and restricted cash	(56,157)	(30,444)	83,801
Cash, cash equivalents and restricted cash at beginning of period	59,417	89,861	6,060
Cash, cash equivalents and restricted cash at end of period	3,260	59,417	89,861

2022E Guidance

Gulfport’s 2022 guidance assumes commodity strip prices as of February 15, 2022, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2022
	Low	High
Production
Average daily gas equivalent (MMcfepd)	975	1,025
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.25)
NGL (% of WTI)	45%	55%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.11	$0.13
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.92	$0.96
Recurring cash general and administrative(2,3) (in millions)	$42	$44

(1)	Assumes rejection of Rover firm transportation agreement.
(2)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

	Total
Capital expenditures (incurred)	(in millions)
D&C	$320	$360
Leasehold and land	$20
Total	$340	$380

Free cash flow(3)	$335

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are included in these supplemental financial tables.

Derivatives

The below details Gulfport’s hedging positions as of February 28, 2022.

	2022	2023
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	141	135
Weighted Average Price ($/MMBtu)	$2.88	$3.45

Fixed Price Collars
Volume (BBtupd)	477	85
Weighted Average Floor Price ($/MMBtu)	$2.64	$2.75
Weighted Average Ceiling Price ($/MMBtu)	$3.22	$4.25

Fixed Price Calls Sold
Volume (BBtupd)	153	508
Weighted Average Price ($/MMBtu)	$2.90	$2.90

Rex Zone 3 Basis
Volume (BBtupd)	25	20
Differential ($/MMBtu)	$(0.10)	$(0.21)

OGT Basis
Volume (BBtupd)	7	—
Differential ($/MMBtu)	$0.50	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	2,104	2,000
Weighted Average Price ($/Bbl)	$66.23	$67.89

Fixed Price Collars
Volume (Bblpd)	1,500	—
Weighted Average Floor Price ($/Bbl)	$55.00	$—
Weighted Average Ceiling Price ($/Bbl)	$60.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,378	2,000
Weighted Average Price ($/Bbl)	$35.09	$35.05

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include Adjusted Net Income, Adjusted EBITDA, Free Cash Flow, and Recurring General and Administrative Expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted Net Income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss (gain), early termination of sold call contracts, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, restructuring and liability management expenses, loss (gain) on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion and amortization and impairment of oil and gas properties, property and equipment, reorganization items, non-cash derivative loss (gain), early termination of sold call contracts, contractual charges on midstream disputes, non-recurring general and administrative expenses, restructuring and liability management expenses, loss (gain) on debt extinguishment, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA plus certain non-cash items that are included in Net Cash Provided by (Used in) Operating Activities but excluded from Adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a Free Cash Flow estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring General and Administrative Expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a Recurring General and Administrative Expense estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Quarter ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020

Income (Loss) Before Income Taxes (GAAP)	557,380	(165,565)

Adjustments:
Reorganization items, net	—	152,359
Non-cash derivative gain	(428,598)	(59,848)
Early termination of sold call contracts	—	60,179
Non-recurring general and administrative expense	4,758	5,627
Restructuring and liability management expenses	—	21,246
Loss on debt extinguishment	3,040	—
Loss from equity method investments	—	68
Other, net	6,215	13,206
Adjusted Net Income (Non-GAAP)	$142,795	$27,272
Dividends on New Preferred Stock	(1,447)	—
Participating Securities - New Preferred Stock	$(23,632)	—
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$117,716	$27,272

Adjusted Net Income Per Common Share, Basic (Non-GAAP)	$5.71	$0.17
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)	$5.69	$0.17

Adjusted Net Income: Year ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020

(Loss) Income Before Income Taxes (GAAP)	$(112,868)	$243,026	$130,158	$(1,617,843)

Adjustments:
Reorganization items, net	—	(266,898)	(266,898)	152,359
Non-cash derivative loss	233,962	133,878	367,840	92,723
Early termination of sold call contracts	—	—	—	60,179
Impairments	117,813	—	117,813	1,357,099
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expense	18,357	8,923	27,280	25,475
Restructuring and liability management expenses	2,858	—	2,858	30,847
Loss (Gain) on debt extinguishment	3,040	—	3,040	(49,579)
Loss from equity method investments	—	342	342	11,055
Other, net	15,093	3,209	18,302	24,904
Adjusted Net Income (Non-GAAP)	$278,255	$152,831	$431,086	$87,219
Dividends on New Preferred Stock	$(4,573)	$—	$(4,573)	$—
Participating Securities - New Preferred Stock(1)	$(45,859)	$—	$(45,859)	$—
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$227,823	$152,831	$380,654	$87,219

Adjusted Net Income Per Common Share, Basic (Non-GAAP)(1)	$11.09	$0.95	$17.28	$0.54
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(1)	$11.06	$0.95	$17.23	$0.54

(1)	For the Non-GAAP combined period, the Company used the Successor’s basic and diluted weighted average share count to calculate per share amounts.

Adjusted EBITDA: Quarter ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020

Net (loss) income (GAAP)	$558,069	$(165,565)

Adjustments:
Interest expense	15,608	20,402
Income tax benefit	(689)	—
DD&A and impairment	66,478	46,171
Reorganization items, net	—	152,359
Non-cash derivative gain	(428,598)	(59,847)
Early termination of sold call contracts	—	60,179
Non-recurring general and administrative expenses	4,758	5,627
Restructuring and liability management expenses	—	21,246
Loss on debt extinguishment	3,040	—
Loss from equity method investments	—	68
Other, net	6,215	13,206
Adjusted EBITDA (Non-GAAP)	$224,881	$93,846

Adjusted EBITDA: Year ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020

Net (loss) income (GAAP)	$(112,829)	$250,994	$138,165	$(1,625,133)

Adjustments:
Interest expense	40,853	4,159	45,012	120,079
Income tax (benefit) expense	(39)	(7,968)	(8,007)	7,290
DD&A and impairment	279,940	78,561	358,501	1,599,909
Reorganization items, net	—	(266,898)	(266,898)	152,359
Non-cash derivative (gain) loss	233,962	133,878	367,840	92,723
Early termination of sold call contracts	—	—	—	60,179
Contractual charges on midstream disputes	—	30,351	30,351	—
Non-recurring general and administrative expenses	18,357	8,923	27,280	25,475
Restructuring and liability management expenses	2,858	—	2,858	30,847
Loss (Gain) on debt extinguishment	3,040	—	3,040	(49,579)
Loss from equity method investments	—	342	342	11,055
Other, net	15,093	3,209	18,302	24,905
Adjusted EBITDA (Non-GAAP)	$481,235	$235,551	$716,786	$450,109

Free Cash Flow: Quarter ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020

Net cash provided by (used in) operating activity (GAAP)	$128,348	$(104,697)
Adjustments:
Interest expense	15,608	20,402
Current income tax benefit	(689)	—
Cash reorganization items, net	—	130,403
Non-recurring general and administrative expenses	4,758	5,627
Restructuring and liability management expenses	—	21,246
Early termination of sold call contracts	—	60,179
Other, net	5,072	(5,230)
Changes in operating assets and liabilities, net	71,784	(34,084)
Adjusted EBITDA (Non-GAAP)	$224,881	$93,846
Interest expense	(15,608)	(20,402)
Capitalized expenses incurred(1)	(3,937)	(5,232)
Capital expenditures incurred(2)	(71,458)	(26,665)
Free Cash Flow (Non-GAAP)	$133,878	$41,547

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Free Cash Flow: Year ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020

Net cash provided by operating activity (GAAP)	$292,985	$172,155	$465,140	$95,304
Adjustments:
Interest expense	40,853	4,159	45,012	120,079
Current income tax (benefit) expense	(39)	(7,968)	(8,007)	—
Cash reorganization items, net	—	179,114	179,114	130,403
Non-recurring general and administrative expenses	18,357	8,923	27,280	25,475
Restructuring and liability management expenses	2,858	—	2,858	30,847
Early termination of sold call contracts	—	—	—	60,179
Contractual charges on midstream disputes	—	30,351	30,351	—
Other, net	13,176	2,711	15,887	(5,393)
Changes in operating assets and liabilities, net	113,044	(153,894)	(40,850)	(6,785)
Adjusted EBITDA (Non-GAAP)	$481,234	$235,551	$716,785	$450,109
Interest expense	(40,853)	(4,159)	(45,012)	(120,079)
Capitalized expenses incurred(1)	(9,820)	(8,020)	(17,840)	(25,915)
Capital expenditures incurred(2)	(184,488)	(108,408)	(292,896)	(263,608)
Free Cash Flow (Non-GAAP)	$246,073	$114,964	$361,037	$40,507

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Quarter ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor			Predecessor
	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$10,111	$1,145	$11,256	$12,770	$840	$13,610
Capitalized general and administrative expense	3,856	617	4,473	4,561	671	5,232
Non-recurring general and administrative expense(1)	(4,758)	—	(4,758)	(5,627)	—	(5,627)
Recurring General and Administrative Expense (Non-GAAP)	$9,209	$1,762	$10,971	$11,704	$1,511	$13,215

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.

Recurring General and Administrative Expenses:

Year ended, December 31, 2021

(In thousands)

(Unaudited)

	Successor			Predecessor			Non-GAAP Combined			Predecessor
	Period from May 18, 2021 through December 31, 2021			Period from January 1, 2021 through May 17, 2021			Year Ended December 31, 2021			Year Ended December 31, 2020
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$32,421	$2,044	$34,465	$18,002	$1,173	$19,175	$50,423	$3,217	$53,640	$55,746	$3,583	$59,329
Capitalized general and administrative expense	9,623	1,101	10,724	7,097	922	8,019	16,720	2,023	18,743	22,147	2,861	25,008
Non-recurring general and administrative expense(1)	(18,357)	—	(18,357)	(8,923)	—	(8,923)	(27,280)	—	(27,280)	(25,475)	—	(25,475)
Recurring General and Administrative Expense (Non-GAAP)	$23,687	$3,145	$26,832	$16,176	$2,095	$18,271	$39,863	$5,240	$45,103	$52,418	$6,444	$58,862

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.